UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  June 28, 2007

GS Mortgage Securities Corp.
(as depositor for the GSAA Home Equity Trust 2007-7 formed pursuant to a
Master Servicing and Trust Agreement, relating to the GSAA Home Equity
Trust 2007-7, Asset-Backed Certificates, Series 2007-7)
(Exact name of registrant as specified in its charter)

Delaware	333-139817-15	13-3387389
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

85 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 902-1000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events.

Item 8.01.    Other Events.

On June 28, 2007, GS Mortgage Securities Corp. caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2007 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee and as a custodian, The Bank of New York Trust Company, National Association and Deutsche Bank National Trust Company, each as a custodian and Wells Fargo Bank, National Association, as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2007-7, Asset-Backed Certificates, Series 2007-7 (the “Certificates”), issued in sixteen classes. The Class 1A1, Class 1A2, Class 2A1, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of June 1, 2007 of $481,240,300 were sold to Goldman, Sachs & Co., pursuant to an Underwriting Agreement dated as of June 28, 2007, by and between GS Mortgage Securities Corp. and Goldman Sachs & Co.  The Trust Agreement is annexed hereto as Exhibit 99.1.

On June 28, 2007, GSAA Home Equity Trust 2007-7 (the “Trust”) entered into two interest rate swap agreements (the “Swap Agreements”) and two interest rate cap agreements (the “Cap Agreements”) with Barclays Bank PLC, with the respective Schedules and Confirmations thereto.  The Swap Agreements and Cap Agreements are annexed hereto as Exhibit 99.2.

On June 28, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Avelo Step 1 Assignment, Assumption and Recognition Agreement”) dated as of June 28, 2007, among Avelo Mortgage, L.L.C., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.  The Avelo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.3.

On June 28, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Avelo Step 2 Assignment, Assumption and Recognition Agreement”) dated as of June 28, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., U.S. Bank National Association and Wells Fargo Bank, National Association.  The Avelo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.4.

On June 28, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “GreenPoint Step 1 Assignment, Assumption and Recognition Agreement”) dated as of June 28, 2007, among GreenPoint Mortgage Funding, Inc., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.  The GreenPoint Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.5.

On June 28, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “GreenPoint Step 2 Assignment, Assumption and Recognition Agreement”) dated as of June 28, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Inc., U.S. Bank National Association and Wells Fargo Bank, National Association.  The GreenPoint Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.6.

On June 28, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement”) dated as of June 28, 2007, among Wells Fargo Bank, National Association, GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.  The Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.7.

On June 28, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement”) dated as of June 28, 2007, among GS Mortgage Securities Corp., Wells Fargo Bank, National Association, U.S. Bank National Association and Wells Fargo Bank, National Association.  The Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.8.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9    Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Exhibits:

Exhibit 99.1
Master Servicing and Trust Agreement, dated as of June 1, 2007, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee and as a custodian, Deutsche Bank National Trust Company and The Bank of New York Trust Company, National Association, each as a custodian and Wells Fargo Bank, National Association as Master Servicer, securities administrator and as a custodian.

Exhibit 99.2	Interest Rate Swap Agreements and Cap Agreements, dated as of June 28, 2007, between GSAA Home Equity Trust 2007-7 and Barclays Bank PLC, with the respective Schedules and Confirmations thereto.

Exhibit 99.3	Assignment, Assumption and Recognition Agreement, dated as of June 28, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Avelo Mortgage, L.L.C.

Exhibit 99.4
Assignment, Assumption and Recognition Agreement, dated as of   June 28, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C.,  U.S. Bank National Association and Wells Fargo Bank, National Association.

Exhibit 99.5	Assignment, Assumption and Recognition Agreement, dated as of June 28, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.6
Assignment, Assumption and Recognition Agreement, dated as of June 28,  2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding,  Inc., U.S. Bank National Association and Wells Fargo Bank, National  Association.

Exhibit 99.7	Assignment, Assumption and Recognition Agreement, dated as of June 28, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, National Association.

Exhibit 99.8
Assignment, Assumption and Recognition Agreement, dated as of June 28,  2007, among GS Mortgage Securities Corp, Wells Fargo Bank, National  Association, U.S. Bank National Association and Wells Fargo Bank, National  Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   July 13, 2007

GS MORTGAGE SECURITIES CORP. By: /s/ Michelle Gill Name: Michelle Gill Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)

99.1
Master Servicing and Trust Agreement, dated as of June 1, 2007, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee and as a custodian, The Bank of New York Trust Company, National Association and Deutsche Bank National Trust Company, each as a custodian and Wells Fargo Bank, National Association as Master Servicer, securities administrator and as a custodian.
E

99.2	Interest Rate Swap Agreements and Cap Agreements, dated as of June 28, 2007, between GSAA Home Equity Trust 2007-7 and Barclays Bank PLC, with the respective Schedules and Confirmations thereto.	E

99.3	Assignment, Assumption and Recognition Agreement, dated as of June 28, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Avelo Mortgage, L.L.C.	E

99.4
Assignment, Assumption and Recognition Agreement, dated as of June 28, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., U.S. Bank National Association and Wells Fargo Bank, National Association.
E

99.5	Assignment, Assumption and Recognition Agreement, dated as of June 28, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and GreenPoint Mortgage Funding, Inc.	E

99.6
Assignment, Assumption and Recognition Agreement, dated as of June 28, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Inc., U.S. Bank National Association and Wells Fargo Bank, National Association.
E

99.7	Assignment, Assumption and Recognition Agreement, dated as of June 28, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, National Association.	E

99.8
Assignment, Assumption and Recognition Agreement, dated as of June 28, 2007, among GS Mortgage Securities Corp, Wells Fargo Bank, National Association, U.S. Bank National Association and Wells Fargo Bank, National Association.
E